The UBS Funds	Prospectus Supplement

The UBS Funds

Prospectus Supplement

June 30, 2015

Dear Investor,

The purpose of this supplement is to update the Prospectuses of each series (each a “Fund” and collectively, the “Funds”) of The UBS Funds (the “Trust”) dated October 28, 2014, as supplemented.

At a recent meeting of the Board of Trustees (the “Board”) of the Trust, the Board approved the elimination of the redemption fees for the Funds, effective August 3, 2015 for any redemptions taking place on or after that date.  In connection with that change, the Prospectuses are revised to delete all references to the redemption fees, effective August 3, 2015.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-722

The UBS Funds	SAI Supplement

The UBS Funds
UBS Asset Growth Fund
UBS Dynamic Alpha Fund
UBS Global Allocation Fund
UBS Multi-Asset Income Fund
UBS Equity Long-Short Multi-Strategy Fund
UBS Global Sustainable Equity Fund
UBS U.S. Defensive Equity Fund
UBS U.S. Equity Opportunity Fund
UBS U.S. Large Cap Equity Fund
UBS U.S. Small Cap Growth Fund
UBS Core Plus Bond Fund
UBS Fixed Income Opportunities Fund

Supplement to the Statement of Additional Information

June 30, 2015

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information (“SAI”) of The UBS Funds (the “Trust”) dated October 28, 2014, as supplemented, regarding (1) elimination of the redemption fees for the Funds and (2) changes to the Board of Trustees of the Trust.

Elimination of Redemption Fees.  At a recent meeting of the Board of Trustees (the “Board”) of the Trust, the Board approved the elimination of the redemption fees for the Funds, effective August 3, 2015 for any redemptions taking place on or after that date.  In connection with that change, the SAI is revised to delete all references to the redemption fees, effective August 3, 2015.

Changes to the Board of Trustees. Shawn Lytle no longer serves as Trustee of the Trust.  Additionally, on June 5, 2015, E. Blake Moore, Jr. was appointed as an interested Trustee and member of the Distribution Committee.  In connection with these changes, the SAI is revised as follows:

1.	All references to Mr. Lytle in the SAI are hereby removed.

2.	The first sentence of the sixth paragraph under the heading “Management of the Trust—Organization of the Board” on page 60 is deleted in its entirety and replaced with the following:

Ms. Cepeda, Mr. Roob, Mr. Thomas and Mr. Moore sit on the Trust's Distribution Committee, which has the responsibility, among other things, to: (i) review matters relating to the marketing, distribution and sales activities of the Funds; (ii) oversee the effectiveness of marketing, distribution and sales activities; and (iii) review any proposed distribution strategies and marketing activities relating to the sales of the shares of the Funds.

3.	The last sentence of the second paragraph under the heading “Management of the Trust—Trustee qualifications” on page 62 is deleted in its entirety and replaced with the following:

In addition, the Board considered that E. Blake Moore, Jr. would contribute valuable experience due to his management position with the Advisor.

4.	The following information is added in the “Interested trustee” table on page 65:

Name, address and age	Position(s) held with Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
E. Blake Moore, Jr.2,* Age: 57	Interested Trustee	Since June 2015
Mr. Moore is a Managing Director and head of Americas at UBS Global AM (since March 2015). Mr. Moore is a member of the UBS Global Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Global AM, he was Executive Vice President, head of Distribution at Mackenzie Investments in Canada for over three years.  Before this, he spent over six years at Allianz Global Investors in New York where he held a number of senior management roles.  Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management.  Prior to Allianz, he served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.
				Mr. Moore is a trustee of three investment companies (consisting of 30 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.
1 Each Trustee holds office for an indefinite term.
2 Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

5.	The following information is added under the heading “Management of the Trust—Information about trustee ownership of Fund shares” in the “Interested trustee” table on page 71:

Trustee	Dollar range of equity securities in the Funds1	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager1

E. Blake Moore, Jr.	None	None

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-723